UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE HAIN CELESTIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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THE HAIN CELESTIAL GROUP c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

THE HAIN CELESTIAL GROUP 1111 Marcus Avenue, Lake Success, NY 11042

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on November 20, 2014

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2014 Annual Meeting of Stockholders of The Hain Celestial Group, Inc. (the “Company”), will be held at 1111 Marcus Avenue, Lake Success, NY, on Thursday, November 20, 2014, at 11:00 AM Eastern Time.

Proposals to be considered at the Annual Meeting:

(1)	To elect eight director nominees to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	To approve an amendment of the Amended and Restated By-Laws of The Hain Celestial Group, Inc.;

(3)	To approve an amendment of the Amended and Restated Certificate of Incorporation of The Hain Celestial Group, Inc.;

(4)	To approve the 2015-2019 Executive Incentive Plan;

(5)	To approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended June 30, 2014, as set forth in the proxy statement;

(6)	To approve the Amended and Restated 2002 Long Term Incentive and Stock Award Plan; and

(7)	To ratify the appointment of Ernst & Young LLP as the Company’s registered independent accountants for the fiscal year ending June 30, 2015.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” items 1, 2, 3, 4, 5, 6 and 7.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. COMPANY ID:

The Proxy Materials are available for review at: http://www.hain.com/proxy	PROXY NUMBER: ACCOUNT NUMBER:

THE HAIN CELESTIAL GROUP, INC.

1111 Marcus Avenue

Lake Success, New York 11042

Directions to the Annual Meeting of Stockholders

From New York City: Take the Long Island Expressway East to the Cross Island Parkway South (Exit 31S), to the Grand Central Parkway East (Exit 29E). The Grand Central Parkway becomes Northern State Parkway. Take Exit 25 towards Lakeville Road/New Hyde Park Road/Great Neck. Cross over Marcus Avenue into the 1111 Marcus Avenue complex. Park in HAIN designated spots in the northwest parking lot. Enter Building 1.

From Eastern Long Island: Take Northern State Parkway West to Exit 25 towards Lakeville Road/New Hyde Park Road/Great Neck. Turn slight right onto Lakeville Road. Make first left onto Marcus Avenue. 1111 Marcus Avenue will be on the right. Park in HAIN designated spots in the northwest parking lot. Enter Building 1.

Long Island Rail Road: Take the Port Jefferson Branch Line to the New Hyde Park Station. Take a taxi to 1111 Marcus Avenue, Lake Success, New York. Enter Building 1.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 20, 2014. The Proxy Statement and our 2014 Annual Report to Stockholders are available at: http://www.hain.com/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 10, 2014 to facilitate a timely delivery.

The following Proxy Materials are available for you to review at: http://www.hain.com/proxy

•	the Company’s Annual Report for the year ended June 30, 2014

•	the Company’s 2014 Proxy Statement (including all attachments thereto)

•	the Proxy Card

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/hain/2014

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.